T. Rowe Price Summit Municipal Intermediate Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2024, James T. Lynch will join Charles B. Hill as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Lynch joined T. Rowe Price in 2008.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2024, James T. Lynch will join Charles B. Hill as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Lynch joined the Firm in 2008, and his investment experience dates from 2007. During the past five years, he has served as a portfolio analyst and quantitative analyst, an associate portfolio manager (beginning in 2020), and a portfolio manager (beginning in 2021) with the Firm.

The date of this supplement is April 25, 2024.

F83-041 4/25/24